UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 1, 2022

AMERICAN RESOURCES CORPORATION
Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

 (Address of principal executive offices)

(606) 637-3740

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2022, American Resources Corporation’s (“American Resources” or the “Company”) entered into a binding Letter of Intent (the “LOI” or “Term Sheet”) to acquire one hundred percent of the outstanding stock of Energy Technologies Inc. (“ETI”) (the “Transaction”). Under the terms of the LOI, the ETI team will continue to run its business independently. However, both the Company and ETI will leverage each other’s respective strengths and networks to grow, and American Resources will work to support ETI’s growth in all facets of its business.

Pursuant to the Term Sheet and Closing of the Transaction, American Resources will provide the following consideration for all of the outstanding shares of ETI:

1.	$1,500,000 cash paid at the Closing of the Transaction; plus

2.	$250,000 cash paid three months after the Closing of the Transaction and another $250,000 cash paid six months after the Closing; plus

3.	$3,000,000 paid at the Closing of the Transaction in the form of Class A Common Stock of American Resources Corporation at a value of $3.50 per share.

The Transaction is expected to close within the next 45 days upon the full execution of a Stock Purchase Agreement between the Company and ETI.

The foregoing description of the LOI do not purport to be complete and is qualified in its entirety by reference to the complete text of the Term Sheet, which is filed as Exhibits hereto.

Item 8.01 Other Events.

On April 7, 2022 American Resources issued a press release announcing the binding Letter of Intent to acquire all outstanding stock of Energy Technologies Inc.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
1.1	Binding Term Sheet between American Resources Corporation and Energy Technologies Inc.
99.1	Press Release Dated April 7, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: April 7, 2022	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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